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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                  SCHEDULE 14A

                                 (RULE 14a-101)

                            SCHEDULE 14A INFORMATION

                    PROXY STATEMENT PURSUANT TO SECTION 14(a)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

Filed by the registrant [X]
Filed by a party other than the registrant [ ]

Check the appropriate box:
[ ] Preliminary proxy statement.
[ ] Confidential, for use of the Commission only (as permitted by Rule
    14a-6(e)(2)).
[ ] Definitive proxy statement.
[X] Definitive additional materials.
[ ] Soliciting material pursuant to Section 240.14a-11(c) or Section 240.14a-12.

                                VERITAS DGC INC.
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                (Name of Registrant as Specified in its Charter)

Payment of filing fee (check the appropriate box):

[X] No fee required.

[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

   (1)   Title of each class of securities to which transaction applies:

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   (2)   Aggregate number of securities to which transaction applies:

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   (3)   Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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   (4)   Proposed maximum aggregate value of transaction:

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   (5)   Total fee paid:

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[ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

   (1)   Amount Previously Paid:

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   (2)   Form, Schedule or Registration Statement No.:

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   (3)   Filing Party:

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   (4)   Date Filed:

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                          [VERITAS LOGO APPEARS HERE]

                                Veritas DGC Inc.
                             10300 Town Park Drive
                              Houston, Texas 77072

                         Supplement to Proxy Statement
                             Dated October 24, 2003

November 12, 2003

Dear Stockholder:

     Previously we sent to you a proxy statement and an accompanying proxy related to our annual meeting of stockholders to be held at the offices of Veritas DGC, 10300 Town Park Drive, Houston, Texas 77002, on Tuesday, December 2, 2003, at 10:00 a.m., Houston time. As further discussed in the proxy statement, we intend to hold the annual meeting for the following purposes:

     o To elect a board of seven directors to serve until the next annual meeting of stockholders and until their successors are elected and qualified;

     o To consider an amendment to our Restated Certificate of Incorporation to increase the number of shares of common stock authorized for issuance from 40,000,000 shares to 78,500,000 shares;

     o To consider an amendment and restatement of our 1997 Employee Stock Purchase Plan to, among other things, increase the number of shares authorized under the plan from 1,000,000 shares to 2,000,000 shares;

     o To consent to a stock option exchange plan under which certain outstanding employee options could be exchanged for new options to be issued no less than six months and one day later; and

     o To transact any other business as may properly be presented at the meeting or any adjournment of the meeting.

     Your vote is important regardless of the number of shares you own. Whether or not you plan to attend the meeting, unless you have already sent in the proxy that accompanied the proxy statement, please complete, sign, date and return the proxy that accompanied the proxy statement or vote your shares on the internet or by telephone in the manner specified on your proxy as promptly as possible to ensure that your shares will be represented at the meeting. If you have already voted, you do not need to vote again.

     To make sure that as many shares as possible are voted, we have retained the services of Mellon Investor Services LLC to assist us in the solicitation of proxies in person or by mail, telephone or telegram, at an estimated cost of $10,500, plus expenses.

     YOUR BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE "FOR" EACH OF THE SEVEN NOMINEES FOR DIRECTOR NAMED IN THE PROXY STATEMENT AND "FOR" EACH OF THE OTHER PROPOSALS DESCRIBED ABOVE.

Sincerely,

/s/ LARRY L. WORDEN
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Larry L. Worden
Vice President,
General Counsel and Secretary